Exhibit 99.1

DESCRIPTION OF CAPITAL STOCK

General

Except as otherwise indicated or unless the context requires otherwise, all references herein to the “Company,” “we,” “us,” “our” and similar terms refer to EQT Corporation.

The description below summarizes certain general terms and provisions of our common stock. In addition, the description below summarizes certain general terms and provisions of our preferred stock. These summaries are subject to, and are qualified in their entirety by reference to: (i) our Restated Articles of Incorporation (the Articles); (ii) our Amended and Restated Bylaws (the Bylaws); (iii) the statement of designations that may be filed by us with respect to shares of any series of preferred stock which may be issued subsequent to the date hereof; and (iv) the applicable provisions of the Pennsylvania Business Corporation Law of 1988, as amended (the PBCL). We encourage you to review complete copies of the Articles and the Bylaws, which we have filed with the U.S. Securities and Exchange Commission.

Our authorized capital stock consists of: (i) 320,000,000 shares of common stock, no par value; and (ii) 3,000,000 shares of undesignated preferred stock.

Description of Common Stock

Our authorized common stock consists of 320,000,000 shares. As of July 5, 2019, 255,498,928 shares of our common stock were issued and outstanding and we had 2,124 shareholders of record of our common stock.

Each share of our common stock is entitled to one vote on all matters requiring a vote of shareholders and, subject to the rights of the holders of any outstanding shares of preferred stock, each shareholder is entitled to receive any dividends, in cash, securities or property, as our board of directors may declare. Shareholders do not have cumulative voting rights in elections of directors. All of our directors are elected annually and the board of directors is not separated into classes. A director nominee is elected to the board of directors at a meeting of shareholders if the votes cast “for” such nominee exceed the votes cast “against” such nominee (excluding abstentions), unless the number of nominees exceeds the number of directors to be elected, in which case the nominees receiving the highest number of votes up to the number of directors to be elected are elected. Pennsylvania law prohibits the payment of dividends or the repurchase of our shares if we are insolvent or if we would become insolvent after the dividend or repurchase. In the event of our liquidation, dissolution or winding up, either voluntarily or involuntarily, subject to the rights of the holders of any outstanding shares of preferred stock, holders of common stock are entitled to share pro-rata in all of our remaining assets available for distribution. All outstanding shares of common stock are fully paid and non-assessable. Any additional common stock we issue will also be fully paid and non-assessable and will not have, or be subject to, any preemptive or similar rights.

The rights of holders of our common stock may be materially limited or qualified by the rights of holders of preferred stock that we may issue in the future. Set forth below is a description of the Company’s authority to issue preferred stock and the possible terms of that stock.

Miscellaneous

The holders of shares of our common stock do not have preemptive rights or conversion rights, and there are no redemption or sinking fund provisions applicable to our common stock. Holders of fully paid shares of our common stock are not subject to any liability for further calls or assessments. There are no restrictions on the alienability of our common stock and there are no provisions discriminating against any existing or prospective holder of our common stock as a result of such holder owning a substantial amount of the Company’s securities other than as set forth below under “Anti-Takeover Effect of Our Governing Documents and Pennsylvania Business Corporation Law”.

Transfer Agent and Registrar

The transfer agent and registrar of our common stock is Computershare. Its address is 250 Royall Street, Canton, Massachusetts 02021, and its telephone number is 800-589-9026. The transfer agent and registrar of our preferred stock will be designated in the prospectus supplement through which any such preferred stock is offered.

Listing

Our common stock is listed on the NYSE under the symbol “EQT.”

Description of Preferred Stock

We currently have authorized 3,000,000 shares of undesignated preferred stock; there are no preferred shares issued and outstanding as of July 5, 2019. Under Pennsylvania law and our Articles, our board of directors is authorized to issue shares of preferred stock from time to time in one or more series without shareholder approval. Subject to limitations prescribed by Pennsylvania law, our Articles and our Bylaws, our board of directors can determine the number of shares constituting each series of preferred stock and the designation, preferences, qualifications, limitations, restrictions, and special or relative rights or privileges of that series.  If the board of directors designates a series of preferred stock in the future, the statement of designation for the preferred stock will describe the terms of the preferred stock.

Holders of preferred stock have no voting rights for the election of directors and have no other voting rights except as our board of directors may determine pursuant to its authority under our Articles with respect to any particular series of preferred stock and except as provided by law.

If we offer a specific series of preferred stock in the future, we will describe the terms of the preferred stock in the applicable prospectus supplement for such offering. This description will include:

•                  the distinctive serial designation of such series;

•                  the annual dividend rate for such series, if any, and the date or dates from which dividends shall commence to accrue;

•                  the redemption price or prices, if any, for shares of such series and the terms and conditions on which such shares may be redeemed;

•                  the provisions for a sinking, purchase or similar fund, if any, for the redemption or purchase of shares of such series;

•                  the preferential amount or amounts payable upon shares of such series in the event of our voluntary or involuntary liquidation;

•                  the voting rights, if any, of such series;

•                  the terms and conditions, if any, upon which shares of such series may be converted and the class or classes or series of our securities into which such shares may be converted;

•                  the relative seniority, parity or junior rank of such series with respect to other series of preferred stock then or thereafter to be issued;

•                  the discussion of any restriction on the repurchase or redemption of shares of preferred stock by the Company while there is any arrearage in the payment of dividends or, if applicable, sinking fund installments, or, if there is no such restriction, will so state;

•                  the discussion of any material and/or special U.S. federal income tax considerations applicable to the preferred stock; and

•                  any other specific terms, preferences, rights, privileges, limitations or restrictions of such series.

While the terms we have summarized above may generally apply to any shares of preferred stock that we may offer, our board of directors will include the specific terms of each series of preferred stock in a statement of designation with respect to preferred stock that will be filed with the Pennsylvania Department of State, and we will describe the particular terms of any series of preferred stock that we may offer in more detail in the applicable prospectus supplement.

The preferred stock that may be offered in the future will, when issued, be fully paid and nonassessable and will not have, or be subject to, any preemptive or similar rights.

Anti-Takeover Effect of Our Governing Documents and Pennsylvania Business Corporation Law

Our Articles and Bylaws contain a number of provisions relating to corporate governance and to the rights of shareholders. Certain of these provisions may have a potential “anti-takeover” effect by delaying, deferring or preventing a change of control of us. In addition, certain provisions of Pennsylvania law may have a similar effect.

Required Vote for Authorization of Certain Actions.  Our Articles require the vote of the holders of not less than 80% of the combined voting power of the then outstanding shares of capital stock of all classes and series entitled to vote generally in the annual election of directors, voting together as a single class, for approval of certain business combinations, including certain mergers, asset sales, security issuances, recapitalizations, reorganizations, reclassification of securities, liquidation or dissolution, or any agreement, plan, contract or other arrangement providing for such a transaction, involving us or our subsidiaries and certain acquiring persons (namely a person, entity or specified group which beneficially owns more than 10% of the then outstanding shares of our capital stock entitled to vote generally in an annual election of directors), unless such business combination has been approved by two-thirds of the continuing directors, or the aggregate amount of cash, together with the “fair market value” of other consideration, exceeds the “highest equivalent price” threshold and other procedural requirements specified in our Articles are met.  In addition, any director or the entire board of directors may be removed from office by shareholder vote at any time, without assigning any cause, but only if shareholders entitled to cast at least 80% of the votes which all shareholders would be entitled to cast at an annual election of directors shall vote in favor of such removal.

Required Vote for Amendment of Articles and Bylaws.  Except as may be specifically provided to the contrary in any provision in our Articles with respect to amendment or repeal of such provision, our Articles cannot be amended and no provision may be repealed by our shareholders without a vote of the holders of not less than 80% of the voting power of the then outstanding shares of our capital stock entitled to vote in an annual election of directors, voting together as a single class, unless such amendment has been approved by two-thirds of the whole board of directors, in which event (unless otherwise expressly provided in our Articles) our Articles may be amended and any provision repealed by such shareholder approval as may be specified by law. Our board of directors may make, amend and repeal our Bylaws with respect to those matters which are not, by statute, reserved exclusively to our shareholders, subject to the power of our shareholders to change such action. No bylaw may be made, amended or repealed by our shareholders unless such action is approved by the affirmative vote of the holders of not less than 80% of the voting power of the then outstanding shares of our capital stock entitled to vote in an annual election of directors, voting together as a single class, unless such amendment has been approved by two-thirds of the whole board of directors, in which event (unless otherwise expressly provided in our Articles or Bylaws) our Bylaws may be amended and any provision may be repealed by such shareholder approval as may be specified by law.

Preferred Stock.  The purpose of authorizing our board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a shareholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, a majority of our outstanding voting stock. The existence of the authorized but undesignated preferred stock may have a depressive effect on the market price of our common stock.

Anti-Takeover Law Provisions under the Pennsylvania Business Corporation Law.  We are subject to certain provisions of Chapter 25 of the PBCL, which may have the effect of discouraging or rendering more difficult a hostile takeover attempt against us, including Section 2524, Section 2538, Subchapter 25E and Subchapter 25F of the PBCL.

Under Section 2524 of the PBCL, shareholders cannot act by partial written consent except as permitted under our Articles.

Section 2538 of the PBCL requires enhanced shareholder approval for certain transactions between us and an “interested shareholder” (defined as a shareholder who is a party to the transaction or is treated differently from other shareholders). Section 2538 applies if an interested shareholder (together with his, her or its affiliates) is to (i) be a party to a merger or consolidation, a share exchange or certain sales of assets involving us or one of our subsidiaries; (ii) receive a disproportionate amount of any securities of any corporation which survives or results from a division; (iii) be treated differently from others holding shares of the same class in a voluntary dissolution of such corporation; or (iv) have his or her percentage of voting or economic share interest in such corporation materially increased relative to substantially all other shareholders in a reclassification. Under these circumstances, the proposed transaction must be approved by the affirmative vote of the holders of shares representing at least a majority of the votes that all disinterested shareholders are entitled to cast with respect to such transaction. However, this special voting requirement will not apply where the proposed transaction has been approved in a prescribed manner by our board of directors or if certain other conditions, including the amount of consideration to be paid to certain shareholders, are satisfied or the transaction involves certain subsidiaries. This voting requirement is in addition to any other voting requirement under the PBCL, our Articles or our Bylaws.

Under Subchapter 25E of the PBCL, if any person or group acting in concert acquires voting power over shares representing 20% or more of the votes which all of our shareholders would be entitled to cast in an election of directors, any other shareholder may demand that such person or group purchase such shareholder’s shares at a price determined in an appraisal proceeding.

Under Subchapter 25F of the PBCL, we may not engage in a merger, consolidation, share exchange, division, asset sale, disposition (in one transaction or a series of transactions) or a variety of other “business combination” transactions with a person which becomes the “beneficial owner” of shares representing 20% or more of the voting power in an election of our directors unless: (1) the business combination or the acquisition of the 20% interest is approved by our board of directors prior to the date the 20% interest is acquired; (2) the person beneficially owns at least 80% of our outstanding shares and the business combination (a) is approved by a majority vote of the disinterested shareholders and (b) satisfies certain minimum price and other conditions prescribed in Subchapter 25F; (3) the business combination is approved by a majority vote of the disinterested shareholders at a meeting called no earlier than five years after the date the 20% interest is acquired; or (4) the business combination (a) is approved by shareholder vote at a meeting called no earlier than five years after the date the 20% interest is acquired and (b) satisfies certain minimum price and other conditions prescribed in Subchapter 25F.

We have elected to opt out of Subchapter 25G of the PBCL (which would have required a shareholder vote to accord voting rights to control shares acquired by a 20% shareholder in a control-share acquisition) and Subchapter 25H (which would have required a person or group to disgorge to us any profits received from a sale of our equity securities under certain circumstances).

Advance Notice Requirements.  Our Bylaws require our shareholders to provide advance notice if they wish to submit a proposal or nominate candidates for director at our annual meeting of shareholders. These procedures provide that notice of shareholder proposals and shareholder nominations for the election of directors at our annual meeting must be in writing and received by our secretary at our principal executive offices at least 90, but not more than 120, days prior to the anniversary of the date of the prior year’s annual meeting of shareholders. In the case of a shareholder nomination, the notice submitted to the secretary must set forth information about the nominee and be accompanied by an original irrevocable conditional resignation in the event that such director, in an uncontested election, receives more votes “against” than “for” the director’s election.

Special Meetings of Shareholders.  Our Bylaws provide that a special meeting of shareholders may be called by the board of directors or by our chief executive officer. Shareholders do not have a right to call a special meeting under the current Bylaws or under the PBCL.

Special Treatment for Specified Groups of Nonconsenting Shareholders.  Additionally, the PBCL permits an amendment of a corporation’s articles of incorporation or other corporate action, if approved by shareholders generally, to provide mandatory special treatment for specified groups of nonconsenting shareholders of the same class by providing, for example, that shares of common stock held only by designated shareholders of record, and no other shares of common stock, shall be cashed out at a price determined by the corporation, subject to applicable dissenters’ rights.

Exercise of Director Powers Generally.  The PBCL also provides that the directors of a corporation are not required to regard the interests of the shareholders as being dominant or controlling in making decisions concerning takeovers or any other matters. The directors may consider, to the extent they deem appropriate, among other things, (1) the effects of any proposed action upon any or all groups affected by the action, including, among others, shareholders, employees, creditors, customers and suppliers, (2) the short-term and long-term interests of the corporation, (3) the resources, intent and conduct of any person or group seeking to acquire control of the corporation and (4) all other pertinent factors. The PBCL expressly provides that directors do not violate their fiduciary duties solely by relying on “poison pills” or the anti-takeover provisions of the PBCL. We do not currently have a “poison pill.”